Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Amer Samad, Chief Financial Officer of Glolex Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the quarterly report on Form 10-Q for the period ending September 30, 2019 of Glolex Inc. (the “Form 10-Q”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Glolex Inc.

Dated: November 19, 2019	/s/ Amer Samad
Amer Samad
Chief Financial Officer
(Principal Financial Officer)